Exhibit 10.32

LETTER AGREEMENT NO. 5

As of March 5, 2010

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601

Re: PRODUCT SUPPORT MATTERS

Dear Ladies and Gentlemen,

United Air Lines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A350-900XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

TABLE OF CONTENTS

1.	AIRBUS WORLD	3

2.	CLAUSE 14 – TECHNICAL DATA	4

3.	CLAUSE 15 – SELLER REPRESENTATIVE SERVICES	11

3.1	CUSTOMER SUPPORT REPRESENTATIVE(S)	11
3.2	BUYER’S SUPPORT	11
3.3	SELLER REPRESENTATIVE	11

4.	CLAUSE 16 – TRAINING SUPPORT AND SERVICES	13

5.	CLAUSE 17 – EQUIPMENT SUPPLIER PRODUCT SUPPORT	25

6.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	26

7.	ASSIGNMENT	27

8.	CONFIDENTIALITY	27

9.	COUNTERPARTS	27

1.	AIRBUS WORLD

Notwithstanding anything in Exhibit H, the Buyer will have full access to Airbus World [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.	CLAUSE 14 – TECHNICAL DATA

Clause 14 of the Agreement is deleted in its entirety and replaced with the following text between the QUOTE and UNQUOTE:

QUOTE

14 - TECHNICAL DATA

14.1 Scope

This Clause 14 covers the terms and conditions for the supply of technical data by the Seller (hereinafter “Technical Data”) needed to support the Aircraft operation. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

14.1.1 The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2 All Technical Data shall be available on-line as set forth in Clause 14.4. Range, type, format and delivery schedule of the on-line Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2 Aircraft Identification for Technical Data

14.2.1 For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of blocks of numbers selected in the range from 001 to 999.

14.2.2 The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3 The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog,

•	Trouble Shooting Manual,

•	Aircraft Wiring Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists.

14.3 Integration of Equipment Data

14.3.1 Supplier Parts

Information, including revisions, relating to Supplier Parts that are installed on the Aircraft at Delivery or through Airbus Service Bulletins thereafter will be introduced into the customized Technical Data to the extent necessary for the comprehension of the affected systems, at no additional charge to the Buyer.

14.3.2 Buyer Furnished Equipment

14.3.2.1 The Seller shall introduce data related to Buyer Furnished Equipment, for equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, at no additional charge to the Buyer for the initial issue of the Technical Data provided at first Aircraft Delivery, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2 The Buyer shall supply the BFE Data to the Seller at least six (6) months prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3 The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 and/or S1000D Specification jointly defined by the ASD (Aerospace and Defense Industries Association of Europe), AIA (Aerospace Industries Association) and ATA (Air Transport Association of America), as applicable.

14.3.2.4 The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data shall be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5 The BFE Data shall be delivered in digital format (SGML or XML raw data) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.6 All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4 Supply

14.4.1 Except as specifically otherwise set forth in Exhibit G, all Technical Data shall be made available on-line through the relevant services on the Seller’s customer portal Airbus World (“Airbus World”), as further described in Exhibit H to the Agreement.

14.4.2 The Technical Data shall be delivered according to a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to correspond with the Deliveries of Aircraft. The Buyer shall provide [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice when requesting a change to such delivery schedule.

14.4.3 It will be the responsibility of the Buyer to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Upon request from the Buyer’s Aviation Authorities, such Aviation Authorities shall be given on-line access to the Buyer’s Technical Data.

14.5 Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6 Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s request, Seller Service Bulletin information shall be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the Airbus World “Service Bulletin Reporting” service that it intends to accomplish such Service Bulletin, after which post-Service Bulletin status shall be shown. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

14.7 Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8 Customer Originated Changes (COC)

If the Buyer wishes to introduce Buyer originated data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be perfomed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9 Advanced Consultation Tool

14.9.1 Some Technical Data shall be made available through several domains listed herebelow and shall be provided on-line through an Advanced Consultation Tool, which shall include the necessary navigation software and viewer to browse the Technical Data (hereinafter together referred to as “Advanced Consultation Tool”).

14.9.2 The Advanced Consultation Tool encompasses the following domains:

•	Maintenance,

•	Planning,

•	Repair,

•	Workshop,

•	Associated Data,

•	Engineering.

14.9.3 Further details on the Technical Data included in such Advanced Consultation Tool are set forth in Exhibit “G”.

14.9.4 Access to the Advanced Consultation Tool software by the Buyer will be subject to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

14.9.5 The revision service and the license to use Advanced Consultation Tool shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for the Advanced Consultation Tool and the associated license fee shall be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.10 On-Line Access to Technical Data

14.10.1 Access to Airbus World shall be subject to the “General Terms and Conditions of Access to and Use of Airbus World” (hereinafter the “GTC”), as set forth in Exhibit H to this Agreement.

14.10.2 Access to Airbus World shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer’s users (including [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Buyer’s Administrators) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.3 Should Airbus World provide access to Technical Data in software format, the use of such software shall be further subject to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

14.11 Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain non-conformity or defect, the sole and exclusive liability of the Seller shall be to correct such Technical Data. Notwithstanding the above, no warranties of any kind shall be given for the Customer Originated Changes, as set forth in Clause 14.8.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A. ANY WARRANTY AGAINST HIDDEN DEFECTS;

B. ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C. ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

14.12 Proprietary Rights

14.12.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be. These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2 Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.13 Performance Engineer’s Program

14.13.1 In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases and its use is subject to the license conditions set forth in Part 1 of Exhibit H to the Agreement “End-User License Agreement for Airbus Software”.

14.13.2 Use of the PEP shall be limited to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be installed on board the Aircraft.

14.13.3 The license to use the PEP and the revision service shall be provided [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the corresponding Revision Service Period as set forth in Clause 14.5.

14.13.4 At the end of such PEP Revision Service Period, the PEP shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.14 Future Developments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

UNQUOTE

3.	CLAUSE 15 – SELLER REPRESENTATIVE SERVICES

Clause 15 of the Agreement is amended as follows:

3.1	Customer Support Representative(s)

Clause 15.1.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

15.1.3 The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A to this Clause 15. Such accounting shall be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of receipt of such accounting.

UNQUOTE

3.2	Buyer’s Support

3.2.1	Clause 15.2.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

15.2.2 The Buyer shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Seller Representatives of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to and from their place of assignment and Toulouse, France.

UNQUOTE

3.2.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.3	Seller Representative

Paragraph 1 of Appendix A to Clause 15 of the Agreement is deleted in its entirety and replaced with the following text between the QUOTE and the UNQUOTE:

QUOTE

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

UNQUOTE

4.	CLAUSE 16 – TRAINING SUPPORT AND SERVICES

Clause 16 of the Agreement is deleted in its entirety and replaced with the following text between the QUOTE and UNQUOTE:

QUOTE

16 - TRAINING SUPPORT AND SERVICES

16.1 General

16.1.1 This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2 The range, quantity and validity of training to be provided [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under this Agreement are covered in Appendix A to this Clause 16.

16.1.3 Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.2 Training Location

16.2.1 The Seller shall provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or shall designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2 If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller shall ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3 Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] charges listed in Clauses 16.5.2 and 16.5.3 shall be borne by the Buyer.

16.2.4 If the Buyer requests training at a location as indicated in Clause 16.2.3 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3 Training Courses

16.3.1 Training courses shall be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

All training requests or training course changes made outside of the frame of the Training Conference shall be submitted by the Buyer with a minimum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior notice.

16.3.2 The following terms and conditions shall apply to training performed by the Seller:

(i) Training courses shall be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses; for the purpose of performing training, such training equipment does not include aircraft.

(ii) The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii) Training data and documentation for trainees receiving the training at the Seller’s Training Centers shall be provided free of charge. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; revisions of training data and documentation shall not be provided by the Seller.

16.3.3 When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4 Should the Buyer wish to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.3.5 Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature shall be provided.

16.3.6 Should the Buyer decide to cancel or reschedule, fully or partially, and irrespective of the location of the training, a training course, a minimum advance notification of at [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the relevant training course start date is required.

16.3.7 If the notification occurs [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to such training, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.3.8 If the notification occurs less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to such training, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.3.9 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.3.10 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.4 Prerequisites and Conditions

16.4.1 Training shall be conducted in English and all training aids used during such training shall be written in English using common aeronautical terminology.

16.4.2 The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3 Trainees shall have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1 The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2 The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.4.3 The Seller shall provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer shall provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the start of the training course. The Buyer shall return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, which shall be at the Buyer’s expense. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.4.4.4 If the Seller reasonably determines at any time during the training that a trainee lacks the required qualifications, following consultation with the Buyer, such trainee shall be withdrawn from the program. Upon the Buyer’s request, the Seller will recommend specific additional training, which shall be at the Buyer’s expense.

16.4.5 The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5 Logistics

16.5.1 Trainees

16.5.1.1 Living and travel expenses for the Buyer’s trainees [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.5.1.2 It will be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of Clauses 16.3.5.1 thru 16.3.5.3.

16.5.2 Training at External Location - Seller’s Instructors

16.5.2.1 If, training is provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors will be borne directly by the Seller.

16.5.2.2 If, at the Buyer’s request, training is provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers, the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.3 Living Expenses

Except as provided for in Clause 16.5.2.1 above, the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Travel expenses shall include, but shall not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

16.5.2.4 Air Travel

Except as provided for in Clause 16.5.2.1 above, the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to and from the Buyer’s designated training site and the Seller’s Training Centers.

16.5.2.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

16.5.3 Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision shall be at the Buyer’s expense.

16.6 Flight Operations Training

The Seller shall provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.6.1 Flight Crew Training Course

The Seller shall perform a flight crew training course program for the Buyer’s flight crews, each of which shall consist of two (2) crew members, who shall be either captain(s) or first officer(s).

16.6.2 Base Flight Training

16.6.2.1 The Buyer shall provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which shall consist of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per pilot, performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

16.6.2.2 Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training shall take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field shall not be deducted from the Base Flight Training time.

16.6.2.3 If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3 Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4 Type Specific Cabin Crew Training Course

The Seller shall provide type specific training for cabin crews, at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course shall be performed no earlier than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.6.5 Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer shall assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7 Performance / Operations Courses

The Seller shall provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses shall be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8 Maintenance Training

16.8.1 The Seller shall provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses shall be as listed in the Seller’s Customer Services Catalog current at the time of the course. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.8.2 Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer shall provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training shall be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 3.3.4 thereof.

16.9 Supplier and Propulsion Systems Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their respective products.

16.10 Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation shall remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11 Use of Training Materials

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

All quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of A350-900XWB Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Except with respect to EIS Training (defined below), flight operations training courses granted per firmly ordered Aircraft in this Appendix A shall be provided by the Seller [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Any deviation to said training delivery schedule will be agreed between the Buyer and the Seller.

1.	FLIGHT OPERATIONS TRAINING

1.1 Flight Crew Training (standard transition course)

The Seller shall provide flight crew training (standard transition course) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for a total of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer’s flight crews.

1.2 Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller shall provide [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETOPS training for a total of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer’s flight crews.

1.3 Low Visibility Operations Training

The Seller shall provide [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Low Visibility Operations Training for a total of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer’s flight crews.

1.4 Flight Crew Line Initial Operating Experience

The Seller shall provide to the Buyer pilot Instructor(s) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time shall be limited to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pilot Instructors.

1.5 Type Specific Cabin Crew Training Course

The Seller shall provide to the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] type specific training for cabin crews for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer’s cabin crew instructors, pursers or cabin attendants.

1.6 Airbus Pilot Instructor Course (APIC)

The Seller shall provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer’s flight instructors. APIC courses shall be performed in groups of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] trainees.

2.	PERFORMANCE / OPERATIONS COURSE(S)

The Seller shall provide to the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of performance / operations training [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the Buyer’s personnel.

3.	MAINTENANCE TRAINING

3.1 The Seller shall provide to the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of maintenance training [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the Buyer’s personnel.

3.2 The Seller shall provide to the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Run-up courses consisting of up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] trainees per course.

4.	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1 For instruction at the Seller’s Training Centers: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of instruction for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] trainee equals [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

4.2 For instruction outside of the Seller’s Training Centers: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of instruction by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Seller Instructor equals the actual number of trainees attending the course or a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], except for structure maintenance training course(s).

4.3 For structure maintenance training courses outside the Seller’s Training Center(s), [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of instruction by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Seller Instructor equals the actual number of trainees attending the course or the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of trainees as indicated in the Seller’s Customer Services Catalog.

4.4 For practical training, whether on training devices or on aircraft, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of instruction by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Seller Instructor equals the actual number of trainees attending the course or a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

UNQUOTE

5.	CLAUSE 17 – EQUIPMENT SUPPLIER PRODUCT SUPPORT

Sub-clause (ii) of Clause 17.1.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

UNQUOTE

6.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

8.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

9.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ John J. Leahy

Its:	Chief Operating Officer
Customers

Accepted and Agreed
UNITED AIR LINES, INC.

By:	/s/ Kathryn A. Mikells

Its:	Executive Vice President and
Chief Financial Officer